Exhibit 99.1

Investor Presentation

CU Bancorp

Holding Company for

California United Bank

September 18, 2012

Trading Symbol: CUNB www.cunb.com

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Forward-Looking Statements

This presentation contains certain forward-looking information about CU Bancorp and California United Bank (collectively the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for loan losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which reduces interest margins; asset/liability repricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting the Company’s business; and changes in the securities markets. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. The Company assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read the Bank’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by the Bank with the FDIC and by CU Bancorp with the SEC. The documents filed with the FDIC and the SEC may be obtained at California United Bank’s website at www.cunb.com. These documents may also be obtained free of charge from California United Bank by directing a request to California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, California 91436, Attention: Investor Relations. Telephone 818 257-7700.

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Investment Highlights

• Emerging business banking franchise reaching an inflection point in profitability

• Attractive core deposit base

Non-interest bearing deposits comprise 56% of total deposits at June 30, 2012

Cost of deposits were 11 bps in Q2 2012

• Demonstrated ability to grow both organically and through acquisitions

• Experienced management team with an established track record of delivering results

• Recent acquisition of Premier Commercial Bank (PCB) provides near-term catalyst for earnings growth (excluding merger-related expenses)

• Growing awareness in local markets and the investment community

Surpassed $1 billion in total assets as of July 31, 2012

Considering listing on Nasdaq Capital Market

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Corporate Overview

California United Bank is a premier community-based commercial bank servicing the Metropolitan Los Angeles, Orange County and Ventura County markets

• Established by local business owners and entrepreneurs in 2005

• Eight full-service offices in Los Angeles, San Fernando Valley, Conejo Valley, Santa Clarita Valley, Simi Valley, South Bay, and Orange County (Anaheim and Irvine/Newport Beach)

• Servicing businesses, non-profit organizations, entrepreneurs, professionals, and high-net worth individuals

• Total assets of $1.3 billion (pro forma reflecting purchase accounting adjustments for merger with Premier Commercial Bank on July 31, 2012)

• California United Bank grew total assets at a 41.0% CAGR and total deposits at a 50.5% CAGR since inception in 2005 through December 31, 2011

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Strategic Geographic Locations

California United Bank has a footprint that spans the most attractive markets in Southern California:

• Encino (2005) – Headquarters

• Los Angeles (2006)

• Santa Clarita Valley (2007)

• South Bay (2009) – Converted to a branch in 2010

• Orange County (2010) – Loan Production Office

• Simi Valley (2010) – Acquired from California Oaks State Bank

• Thousand Oaks (2010) – Acquired from California Oaks State Bank

• Anaheim (2012) – Acquired from Premier Commercial Bank

• Irvine/Newport Beach (2012) – Acquired from Premier Commercial Bank

CUNB Branch

CUNB LPO

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Why We Are Different

California United Bank sets itself apart from other banks in the following ways:

• CUNB has been engaged in the successful practice of business banking since its inception

Strong growth combined with stellar asset quality

• We have the ability to do larger, more complex financings than similar sized banks

Formula lines of credit

Asset-based lending

• Executive team has extensive experience building high performing banks

• Demonstrated ability to identify, acquire and successfully integrate banks

• Proven ability to attract top bankers

Multiple experienced banking teams added from competitors since 2010

• Local advisory boards guide the Bank in its respective business communities

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Our Customers

Our customer base reflects the diversity of industries in Southern California

• Majority of customers participate in the manufacturing, distribution and services industries

• Typical customer has between $10 million and $60 million in annual sales (excluding SBA borrowers)

• Typical loan commitment ranges between $1 million and $5 million (excluding SBA loans)

• Majority of new customers come from larger banks

• Most new business generation results from warm leads provided by referral sources

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Dedicated to the Community

• CUNB employees are involved in their local communities

• Strong cultural value demonstrates that supporting the community is also good business

• CUNB supports over 75 charities throughout Southern California financially and with volunteer hours

• Utilize local advisory boards to help guide the Bank in its respective markets

• “Outstanding” CRA Rating

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Experienced Management

Name Title Functional Banking Exp CUB Tenure

David Rainer President Chief Executive Officer 32 years 7 years

Chief Operating Officer & Chief Credit

Anne Williams EVP 32 years 7 years

Officer

Karen Schoenbaum EVP Chief Financial Officer 19 years 3 years

Anita Wolman EVP General Counsel 35 years 7 years

Executive Manager – Commercial and

Sam Kunianski EVP 28 years 6 years

Private Banking

Executive Manager – Real Estate and

William Sloan EVP 28 years 7 years

Santa Clarita Regional Manager

Executive Manager – SBA and Orange

Stephen Pihl EVP 25 years New addition*

County Regional Manager

*Formerly EVP at Premier Commercial Bank, N.A.

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

A History of Success

The Management Team at California United Bank has three decades of banking experience in the Southern California Market. The same Executive Team that created success at the banks below are now in charge at California United Bank.

• Wells Fargo/Security Pacific – 1980s

• California United Bank (1992 – 1997)

– Grew to $1 billion in assets

– Sold to Bank of Hawaii in 1997

• Santa Monica Bank

– Sold to U.S. Bancorp in 2000

• U.S. Bank (2001 – 2004)

• California United Bank (Current)

– Opened in 2005

– Acquired Cal Oaks State Bank December 31, 2010

– Merged with Premier Commercial Bancorp July 31, 2012

– $1.3 billion in assets (pro forma following PCB acquisition)

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Our Growth Strategy

Organic

Acquisitions

De novo regional offices with strong local leadership

Hire “in market” talent

Offer sophisticated products/solutions

Expertise in C&I and Commercial Real Estate lending

Relationship based business

Distinguish by service

New SBA lending expertise provided by PCB

California Oaks State Bank (12/31/10)

Premier Commercial Bank (7/31/12)

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Asset Growth

CUB PCB

($ Millions)

$1,400 $1,200 $1,000 $800 $600 $400 $200 $0

2005 2006 2007 2008 2009 2010 2011 6/30/2012

$102 $178 $260 $379 $457 $756 $800 $414 $908 $1,322*

*Reflects balances as of June 30, 2012 for CUB and PCB; subject to purchase accounting adjustments following closing of merger

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Loan Growth

CUB PCB

($ Millions)

$900 $800 $700 $600 $500 $400 $300 $200 $100 $0

2005 2006 2007 2008 2009 2010 2011 6/30/2012

$35 $96 $162 $232 $263 $421 $489 $786* $298 $488

*Reflects balances as of June 30, 2012 for CUB and PCB; subject to purchase accounting adjustments following closing of merger

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Loan Portfolio Composition

CUB (as of 6/30/12)

PCB (as of 6/30/12)

Multi-Family 5%

Other 4%

Construction 8%

1-4 Family 7%

C&I 39%

Owner-Occupied CRE

17%

Non-Owner Occupied CRE

20%

Other 3%

1-4 Family 10%

C&I 11%

Owner-Occupied CRE

34%

Non-Owner Occupied CRE

42%

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Loans by Industry (C&I and Owner-Occupied Loans)

CUB (as of 6/30/12)

4% Construction Wholesale Education 6%

12% 2%

Transportation Entertainment

2% 2% Finance Retail 6% 3% Restaurant/Lodging

2% Healthcare 10%

Information 1%

Real Estate Manufacturing 29% 13%

Other Services 2% Professional Svces 6%

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UNITED BANK

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Superior Credit Quality

NPA/Total Assets NCO/Avg. Loans

2.00% 1.50% 1.00% 0.50% 0.00% -0.50% -1.00%

1.57% 1.42%

1.24%

1.19% 1.12% 1.10%

1.05%

0.98% 0.86%

0.49%

0.22% 0.23%

0.00% -0.02% -001% .

3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

-0.61%

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Deposit Growth

CUB PCB

($ Millions)

$1,200 $1,000 $800 $600 $400 $200 $0

2005 2006 2007 2008 2009 2010 2011 6/30/2012

$1,152*

$358

$794 $691 $658

$346 $191 $246 $116 $60

*Reflects balances as of June 30, 2012 for CUB and PCB; subject to purchase accounting adjustments following closing of merger

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Deposit Composition

CUB (as of 6/30/12)

CDs 6%

MM and Savings 27%

Non-Int. Bearing Demand 56%

Interest Bearing Transaction 11%

PCB (as of 6/30/12)

CDs

17% Non-Int. Bearing Demand 28%

Int. Bearing MM and Transaction Savings 2% 53%

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UNITED BANK

United in Our Dedication to Relationships

Transaction Accounts and Cost of Funds

70.0 3.5

67.5

64.5

60.0 2.87 3.0

2.80

50.0 2.44 51.4 53.5 2.5 2.33 2.00 46.2

40.0 2.0

38.4

36.9

35.7

30.0 32.2 159 . 1.5 1.31 31.1

29.5 29.1

28.4

26.8

20.0 0.87 1.0

070 .

0.45 0.54 0.47

10.0 0.5

0.19 0.12

0.0 0.0 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012 YTD

Transaction Accounts / Total Deposits (%)

Cost of Funds (%)

Peer Median (Transaction Accounts) CUNB (Transaction Accounts) Peer Median (Cost of Funds) CUNB (Cost of Funds)

Peer Group includes public banks in California with total assets between $1.0-$1.5 billion

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Merger Overview

Southern California’s Preeminent Business Bank

Creates one of Los Angeles/Orange County’s largest independent commercial banking franchises focused exclusively in the market

Partners two of Southern California’s strongest commercial banks; strengthening the pro forma franchise for long-term earnings growth and value creation

The critical mass of a larger institution will enable the pro forma bank to expand available services and penetrate additional markets

The transaction will be beneficial for stakeholders in both organizations: creating value for shareholders, employees, customers, and the Southern California communities

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Merger of Two Attractive Franchises

Low Cost Deposits

C&I Lending Expertise

Attractive Locations

Strong Credit Quality

Experienced Management Team

SBA Expertise

Real Estate Lending Expertise

Attractive Orange County Market

Strong Credit Quality

Experienced Management Team

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

An Abundance of Synergies

Combined breadth of products and services will increase business development capabilities throughout footprint

PCB’s award-winning SBA lending platform will be leveraged throughout CUB’s markets

Opportunities to improve PCB’s deposit mix and reduce funding costs

Elimination of redundancies will provide meaningful cost savings and enhance efficiencies

Greater scale will enable better absorption of increasing regulatory compliance costs

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Shifting from Growth to High Performance

• Capture synergies from PCB merger

• Expand non-interest income through increased SBA loan production and sales

• Continue attracting high performing bankers

• Further penetrate existing footprint

• Enhance efficiencies as we continue to scale

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships

Contact Information

• For more information, please contact:

– Karen Schoenbaum, CFO (818) 257-7700 kschoenbaum@cunb.com

CALIFORNIA

UNITED BANK

United in Our Dedication to Relationships